EX.99.906CERT
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of The Finite Solar Finance Fund, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of The Finite Solar Finance Fund for the period ended March 31, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of The Finite Solar Finance Fund for the stated period.

/s/ Kevin Conroy Kevin Conroy President & Principal Executive Officer The Finite Solar Finance Fund	/s/ David Kretschmer David Kretschmer Treasurer & Principal Financial Officer The Finite Solar Finance Fund
Dated: 6/6/2022	Dated: 6/6/2022

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by The Finite Solar Finance Fund for purposes of Section 18 of the Securities Exchange Act of 1934.